Exhibit 99(a)
FPL GROUP, INC. Certification Of Periodic Report
I, Lewis Hay III, Chairman of the Board and Chief Executive Officer of FPL Group, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)

the Quarterly Report on Form 10-Q of FPL Group, Inc. for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FPL Group, Inc.

Dated: November 12, 2002

LEWIS HAY III

Lewis Hay III Chairman of the Board and Chief Executive Officer